UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

OMNILIT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41034	87-0816957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1111 Lincoln Road, Suite 500 Miami Beach FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 750-2820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	OLITU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	OLIT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock	OLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2023, OmniLit Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“NASDAQ”) indicating that the Company required to maintain a minimum of $50,000,000 Market Value of Listed Securities (MVLS) for continued listing on Nasdaq Global Market and did not comply with Listing Rules.

Following receipt of the Notice, the Company promptly responded on April 4, 2023 and informed NASDAQ that the Company had 3,791,677 Class B shares available for voluntary conversion to 3,791,677 Class A shares to achieve compliance. On April 6, 2023, NASDAQ indicated the Company should trade for 10 calendar days at a minimum of $50,000,000 Market Value of Listed Securities after conversion to comply with the Listing Rules.

On April 4, 2023 the Company reported to NASDAQ that the Company does not meet the required listed securities to maintain a minimum Market Value of Publicly Held Shares (MVPHS) of $15,000,000. On the same day, NASDAQ provided a letter of non-compliance for MVPHS. The letter also provides guidance for the Company to consider applying to transfer the Company’s securities to The Nasdaq Capital Market (the “Capital Market”) by submitting an on-line Transfer Application and comply with Listing Rule regarding MVPHS. The Listing Rule also provides the Company a compliance period of 180 calendar days in which to regain compliance.

Item 8.01 Other Events.

On April 5, 2023, OmniLit Sponsor LLC voluntarily converted 3,000,000 shares of Class B common stock of the Company it held as of such date into 3,000,000 shares of Class A common stock of the Company in accordance with the Charter. As a result of the foregoing and the Meetings described above, the Company has an aggregate of 5,348,049 shares of Class A common stock and 791,667 shares of Class B common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2023

OmniLit Acquisition Corp.

By:	/s/ Al Kapoor
Name:	Al Kapoor
Title:	Chairman and Chief Executive Officer